Debt - Summary of Expected Future Payments (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
2021	$ 10,450	$ 10,272
2022	23	24
2023	23	25
2024	24	25
2025	22	23
Thereafter	85,350	82,626
Total payment outstanding	$ 95,892	$ 92,995